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                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 3

                          dated as of February 28, 2003

                                      among

                     AMERICREDIT MTN RECEIVABLES TRUST III,

                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,

                          Individually and as Servicer,

                           MBIA INSURANCE CORPORATION,

                                   as Insurer

                                       and

                         MERIDIAN FUNDING COMPANY, LLC,

                                  as Purchaser

                              to SECURITY AGREEMENT

                          dated as of February 25, 2002

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        AMENDMENT NO. 3, dated as of February 28, 2003 (the "Amendment"), among
AMERICREDIT MTN RECEIVABLES TRUST III (the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian"), to the Security Agreement dated as of February 25, 2002 (the "Security Agreement"), among the Debtor, AFS, AmeriCredit MTN Corp. and the Chase Manhattan Bank (predecessor to JPMorgan Chase Bank), as Collateral Agent and Securities intermediary.

        WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein;

        WHEREAS, the Security Agreement has previously been amended by Amendment No. 1, dated as of December 1, 2002, and Amendment No. 2, dated as of February 1, 2003, among the Parties;

        WHEREAS, the Parties wish to amend the Security Agreement.

        NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

        Section 1. Definitions. Each term used herein but not defined herein shall have the meaning assigned to such term in the Security Agreement.

        Section 2. Amendment to Section 1.1 (Certain Defined Terms)

        (a) The definition of "Amortization Period Reserve Percentage" in
Section 1,1 is deleted in its entirety and replaced with the following:

        "Amortization Period Reserve Percentage" means,

                (x) with respect to any date of determination which occurs after the commencement of the Amortization Period and prior to the seventh (7th) Remittance Date during the Amortization Period:

                        (i) 13.0% if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is less than 7.00%.

                        (ii) 14.0%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is greater than or equal to 7.00% but less than 7.50%.

                        (iii) 15.0%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is greater than or equal to 7.50% but less than 8.00%.

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                        (iv)    16.0%, if the Portfolio Net Loss Ratio
                                calculated as of the most recent Determination Date is greater than or equal to 8.00% but less than 8.50%.

                        (v) 17.0%, if the Portfolio Net Loss Ratio calculated as of the most recent Determination Date is greater than or equal to 8.50%; and

                (y) with respect to any date of determination occurring on and after the seventh (7th) Remittance Date during the Amortization Period, the applicable percentage set forth in the numbered clauses (i) through (v) in paragraph (x) above calculated with respect to the (6th) Remittance Date.

        (b) The definition of "Initial Reserve Percentage" in Section 1.1 is deleted in its entirety and replaced with the following:

        "Initial Reserve Percentage" means, with respect to any Delivery Date:

                (i) 6%, if both

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is greater than or equal to 227.00; and

                        (b) the most-recently calculated Portfolio Net Loss Ratio is less than 7.00%

                (ii) 7%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is greater than or equal to 226.00 but less than 227.00; or

                        (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.00% but less than 7.50%.

                (iii) 8%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables (including the Receivables to be delivered on such Receivables Delivery Date) is less than 226.00; or

                        (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.50% but less than 8.00%.

                (iv) 9%, if

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                        (a) the most-recently calculated Portfolio Net Loss
                        Ratio is greater than or equal to 8.00%.

        (c) The definition of "Net Spread Deficiency" in Section 1.1 is deleted in its entirety and replaced with the following:

        "Net Spread Deficiency" means, as of any Borrowing Base Determination Date, the positive difference, if any, of (i) the sum of (A) 8.75% plus
        (B) the Servicing Fee, expressed as a percentage of the Net Receivables Balance plus (C) the lesser of (x) one-month LIBOR plus (I) from the Closing Date up to and including the thirty-sixth (36th) Remittance Date, 0.7500% and (II) after the thirty-sixth (36th) Remittance Date, 1.8750% and (y) the weighted average strike price under the Hedging Arrangements then in effect, minus (ii) the weighted average APR of all Eligible Receivables then held as Collateral.

        (d) The definition of "Reserve Account Required Amount" in Section 1.1 is deleted in its entirety and replaced with the following:

        "Reserve Account Required Amount" means,

                        (x) as of any Borrowing Base Determination Date during the Revolving Period, the product of (i) the applicable Revolving Period Reserve Percentage and (ii) the Net Receivables Balance as of such Borrowing Base Determination Date; and

                        (y) as of any date of determination during the Amortization Period, the lesser of:

                                (i) the greatest of:

                                        (A) 6.0% of the Aggregate Outstanding
                                        Balance of all Receivables as of the
                                        commencement of the Amortization Period;

                                        (B) the product of (I) the applicable
                                        Amortization Period Reserve Percentage
                                        and (II) the Aggregate Outstanding
                                        Balance of all Receivables as of such
                                        date of determination; and

                                        (C) the product of (I) the Credit Score
                                        Based Reserve Percentage applicable to
                                        the Amortization Period and (II) the
                                        Aggregate Outstanding Balance of all
                                        Receivables as of such date of
                                        determination; and

                                (ii) the Net Investment as of such date of determination

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        (e) The definition of "Revolving Period Reserve Percentage" in Section
1.1 is deleted in its entirety and replace with the following:

        "Revolving Period Reserve Percentage" means, with respect to any Borrowing Base Determination Date during the Revolving Period, the sum of (x) if, and only if, the Weighted Average Age of the Eligible Receivables then exceeds 180.00 days, 3%, plus (y) the applicable percentage set forth in the numbered clauses (i) through (v) below:

                (i) 8%, if both

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 227.00; and

                        (b) the most-recently calculated Portfolio Net Loss Ratio is less than 7.00%.

                (ii) 9%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 226.00 but less than 227.00; or

                        (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.00% but less than 7.50%.

                (iii) 10%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is greater than or equal to 224.00 but less than 226.00; or

                        (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 7.50% but less than 8.00%.

                (iv) 11%, if either

                        (a) the Weighted Average AmeriCredit Score of all Eligible Receivables as of such date of determination, after taking into account all Facility Activity on such date is less than 224.00; or

                        (b) the most-recently calculated Portfolio Net Loss Ratio is greater than or equal to 8.00%.

        (f) A new definition of "GAAP Portfolio Net Loss Ratio" is added to
        Section 1.1 in alphabetical order as follows:

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        "GAAP Portfolio Net Loss Ratio" means, as of any date of determination, the ratio (expressed as a percentage), computed by dividing "A" by "B", and then multiplying the result by "C" where:

                        "A" is equal to the net charge-offs (as defined in AmeriCredit Corp.'s 10-Q and 10-K SEC filings) for the Servicing Portfolio that have occurred during the six Settlement Periods immediately preceding such date divided by (ii) the average Aggregate Outstanding Balance of the Servicing Portfolio during such six-month period;

                        "B" is equal to the actual number of days in such six-month period; and

                        "C" is equal to the actual number of days in the Servicer's fiscal year in which the most recently ended Settlement Period occurred.

        Section 3. Amendment to Section 6.1 (Termination and Amortization
        Events).

        (a) Clause (p) of Section 6.1 is deleted in its entirety and replaced with the following:

                (p) the Portfolio Net Loss Ratio (i) for any Determination Date occurring prior to March 1, 2003 shall exceed 8.00%, (ii) for any Determination Date occurring subsequent to March 1, 2003 and prior to August 1, 2003 shall exceed 9.00%, or (iii) for any Determination Date occurring subsequent to August 1, 2003 shall exceed 8.00%; or

        (b) Clause (q) of Section 6.1 is deleted in its entirety and replaced with the following:

                (q) the Portfolio Repossession Ratio, on a 3-month rolling average basis, (i) as measured on or prior to the February 2003 Determination Date, is greater than 1.5%, (ii) as measured on the Determination Dates occurring in the months March 2003 through July 2003 is greater than 2.00%, or (iii) as measured on or subsequent to the August 2003 Determination Date is greater than 1.5%; or

        (c) Clause (z) of Section 6.1 is deleted in its entirety and replaced with the following:

                (z) the ratio of AmeriCredit Corp.'s EBITDA (plus any loss provision minus net charge-offs and excluding in the calculation a one-time, non-cash impairment charge to the credit enhancement assets related to the present value effect of the expected delay in receiving cash distributions from FSA insured securitization trusts) for the financial quarter ended December 31, 2002 to its Interest Expense for the financial quarter ended December 31, 2002 shall be less than 1.5x. The ratio of AmeriCredit Corp.'s EBITDA (plus any charge or charges related to restructuring, plus any loss provision minus net charge-offs) for the financial quarter ended March 31, 2003 to its Interest Expense for the financial quarter ended

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                March 31, 2003 shall be less than 1.8x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended June 30, 2003 shall be less than 1.0x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended September 30, 2003 or December 31, 2003 shall be less than 1.1x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended March 31, 2004 and any two consecutive financial quarters thereafter shall be less than 1.2x; or

        (d) Clause (ll) of Section 6.1 is deleted in its entirety and replaced with the following:

                (ll) a Servicer Termination Event occurs; or

        (e) A new Section 6.1(mm) is added as follows:

                (mm) the GAAP Portfolio Net Loss Ratio for any Determination Date exceeds 8.00%; or

        (f) A new Section 6.1(nn) is added as follows:

                (nn) Excluding MBIA's MTN transactions, AmeriCredit fails to maintain $1.75 billion in committed and in good standing warehouse facilities.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGE FOLLOWS]

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

                                AMERICREDIT MTN RECEIVABLES TRUST
                                III

                                By: DEUTSCHE BANK TRUST COMPANY
                                 DELAWARE, not in its individual capacity but
                                 solely as Owner Trustee on behalf of the Issuer

                                                                ATTORNEY-IN-FACT
                                By: /s/ Louis Bodi
                                   ---------------------------------------------
                                   Name:    LOUIS BODI
                                   Title:   VICE PRESIDENT

                                AMERICREDIT FINANCIAL SERVICES, INC.,
                                 Individually and as Servicer,

                                By: /s/ Beth Sorensen
                                   ---------------------------------------------
                                   Name:    Beth Sorensen
                                   Title:   Senior Vice President, Finance

                                MBIA INSURANCE CORPORATION,
                                 as Insurer,

                                By: /s/ Rosemary Kelley
                                   ---------------------------------------------
                                   Name:    Rosemary Kelley
                                   Title:   Director

                                MERIDIAN FUNDING COMPANY, LLC,
                                 as Purchaser

                                By: /s/ Bernard J. Angelo
                                   ---------------------------------------------
                                   Name:    Bernard J. Angelo
                                   Title:   Vice President

Signature Page for Amendment No. 3
to the Security Agreement (MTN III)